As filed with the Securities and Exchange Commission on August 29, 2008.

===============================================================================
                                                   1933 Act File No. 333-141457
                                                    1940 Act File No. 811-22039


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
      (Formerly known as First Trust/Gallatin Specialty Finance and
                      Financial Opportunities Fund)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                                 PRELIMINARY COPY - DRAFT DATED AUGUST 29, 2008


      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            (formerly known as
 First Trust/Gallatin Specialty Finance and Financial Opportunities Fund)

                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532

                            ____________, 2008

Dear Shareholder:

         The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) (the "Fund"). The Meeting will be held at the offices of counsel to the Fund, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, on Monday, November 17, 2008, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked to vote on a proposal to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P. and Confluence Investment Management LLC and to transact such other business as may properly come before the Meeting and any adjournments thereof. The proposal is described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

         Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         Voting takes only a few minutes. Each Shareholder's vote is important. Your prompt response will be much appreciated.

         After you have voted on the proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting.

         Thank you.

                                                Sincerely,


                                                James A. Bowen
                                                Chairman of the Board

-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL
OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN
GROUP, AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                   INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                      VALID SIGNATURE

CORPORATE ACCOUNTS

(1)   ABC Corp.                                   ABC Corp.
(2)   ABC Corp.                                   John Doe, Treasurer
(3)   ABC Corp.
          c/o John Doe, Treasurer                 John Doe
(4)   ABC Corp. Profit Sharing Plan               John Doe, Trustee

TRUST ACCOUNTS

(1)   ABC Trust                                   Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
          u/t/d 12/28/78                          Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)   John B. Smith, Cust.
          f/b/o John B. Smith, Jr., UGMA          John B. Smith
(2)   John B. Smith                               John B. Smith, Jr., Executor

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            (formerly known as
 First Trust/Gallatin Specialty Finance and Financial Opportunities Fund)

                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     To be held on November 17, 2008
_____________, 2008

To the Shareholders of the above Fund:

         Notice is hereby given that the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) (the "Fund"), a Massachusetts business trust, will be held at the offices of counsel to the Fund, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, on Monday, November 17, 2008, at 4:00 p.m. Central Time, for the following purposes:

                    1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Confluence Investment Management LLC, as investment sub-advisor.

                    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on Friday, August 29, 2008 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                           By order of the Board of Trustees,


                                           W. Scott Jardine
                                           Secretary

-------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO
PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL
UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET
FORTH ON THE INSIDE COVER. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY
QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL YOUR
FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (866) 530-8634 WEEKDAYS FROM
9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                   This page intentionally left blank.

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            (formerly known as
 First Trust/Gallatin Specialty Finance and Financial Opportunities Fund)


                     SPECIAL MEETING OF SHAREHOLDERS
                            November 17, 2008

                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532


                             PROXY STATEMENT

                           ______________, 2008

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities
Fund) (the "Fund"), a Massachusetts business trust, for use at the Special Meeting of Shareholders of the Fund to be held on Monday, November 17, 2008, at 4:00 p.m. Central Time, at the offices of counsel to the Fund, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, and at any adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement, and will first be mailed to shareholders on or about ___________, 2008.

         The Meeting is being held to consider a proposal, described in detail below, to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), and Confluence Investment Management LLC ("Confluence"). On June 2, 2008, Gallatin Asset Management, Inc. ("Gallatin" or the "Prior Sub-Advisor") notified the Fund and the Advisor of its resignation as sub-advisor to the Fund. As a result, the sub-advisory agreement among the Fund, the Advisor and Gallatin terminated on July 31, 2008. Currently, Confluence is providing sub-advisory services to the Fund under an interim sub-advisory agreement which became effective on August 1, 2008, but has a maximum duration of 150 days.

         Proxy solicitations will be made, beginning on or about _________________, 2008, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Fund; (ii) The Altman Group ("Altman"), a proxy solicitor; (iii) First Trust Advisors; (iv) Confluence; (v) PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the administrator, accounting agent and transfer agent of the Fund and a majority-owned subsidiary of The PNC Financial Services Group, Inc.; or (vi) any affiliates of those entities.

         The Fund's most recent annual and semi-annual reports are available upon request, without charge, by writing to the Advisor at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, by calling (800) 988-5891 or by visiting the Fund's website at http://www.ftportfolios.com.

         The costs of preparing, printing and mailing this Proxy Statement and its enclosures and all other costs in connection with the solicitation of proxies (including amounts charged by Altman for its proxy solicitation services, which amounts are expected to be approximately $60,000), will be paid by the Advisor and Confluence. They will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, Fund shares represented thereby will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the proposal to approve the new investment sub-advisory agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

         The close of business on August 29, 2008 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

         The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). On the Record Date, the Fund had _____ Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol "FGB."

         The vote of a majority of the outstanding voting securities will be required for the approval of the new investment sub-advisory agreement for the Fund. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will have the effect of a vote against the proposal. Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         In order that your Shares may be represented at the Meeting, you are requested to:

             o indicate your instructions on the proxy card; o date and sign the proxy card;

             o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

             o allow sufficient time for the proxy card to be received by 4:00 p.m. Central Time, on Monday, November 17, 2008. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

 PROPOSAL: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

BACKGROUND AND REASON FOR VOTE

         On May 24, 2007, the Fund entered into a sub-advisory agreement (the "May 2007 Sub-Advisory Agreement") with the Advisor and the Prior Sub-Advisor, which was then a wholly-owned subsidiary of A.G. Edwards, Inc. ("A.G. Edwards"). The May 2007 Sub-Advisory Agreement was originally approved by the Board, including a majority of the Independent Trustees, on April 16, 2007 and by the initial shareholder of the Fund on May 17, 2007. On May 31, 2007, A.G. Edwards and Wachovia Corporation ("Wachovia Corp.") announced that they had agreed that Wachovia Corp. would acquire A.G. Edwards, and that A.G. Edwards & Sons, Inc. (another wholly-owned subsidiary of A.G. Edwards) would be combined with Wachovia Securities, LLC ("Wachovia Securities"), a subsidiary of Wachovia Corp. (the "Transaction"). The consummation of the Transaction on October 1, 2007 resulted in a change of control of the Prior Sub-Advisor, which constituted an "assignment," as that term is used in the 1940 Act, of the May 2007 Sub-Advisory Agreement. Pursuant to the terms of the May 2007 Sub-Advisory Agreement and the requirements of the 1940 Act, the May 2007 Sub-Advisory Agreement automatically terminated upon its assignment on October 1, 2007. In anticipation of the termination of the May 2007 Sub-Advisory Agreement upon the closing of the Transaction, the Board held a meeting held on September 21, 2007, at which it approved an interim sub-advisory agreement which became effective on October 1, 2007 (the "October 2007 Interim Sub-Advisory Agreement") and, subject to shareholder approval, a new sub-advisory agreement among the Fund, the Advisor and the Prior Sub-Advisor (the "Prior Sub-Advisory Agreement"), which was approved by shareholders of the Fund on, dated as of, and became effective on, February 20, 2008.

         Under its terms, the Prior Sub-Advisory Agreement could be terminated by the Prior Sub-Advisor upon sixty (60) days' written notice to the Fund and the Advisor. On June 2, 2008, the Fund and the Advisor received notice from the Prior Sub-Advisor of its intended resignation as sub-advisor to the Fund (the "Resignation"). The Prior Sub-Advisor indicated that, following personnel changes within its equity team, it had conducted an internal review of its capabilities and resources and determined that it was in the best interests of Fund shareholders and itself to resign. The Resignation terminated the Prior Sub-Advisory Agreement as of the close of business on July 31, 2008 (the "Termination Date").

         Rule 15a-4 of the 1940 Act ("Rule 15a-4") provides a temporary exemption from the shareholder approval requirement in Section 15(a) for investment advisory contracts if a previous advisory contract was terminated due to certain events, such as termination by the board of trustees (a "Rule 15a-4 Event"). The termination of the Prior Sub-Advisory Agreement because of the Resignation, however, is not a Rule 15a-4 Event, and accordingly, the exemption provided by Rule 15a-4 was not available. The Fund therefore sought and obtained written no-action assurance from the staff of the Securities and Exchange Commission (the "SEC") dated July 11, 2008 that it would not recommend that the SEC take enforcement action under Section 15(a) of the 1940 Act if the Fund and the Advisor entered into an interim sub-advisory agreement that has not been approved by shareholders, subject to certain terms and representations, including that the interim sub-advisory contract would comply with applicable provisions of Rule 15a-4. In accordance with the foregoing and to ensure the continuity of portfolio management services to the Fund after the Termination Date, at a meeting held on July 29, 2008, the Board of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund as that term is defined in the 1940 Act (such Trustees, the "Independent Trustees"), approved an interim sub-advisory agreement among the Fund, the Advisor and Confluence (the

"Interim Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement is currently in effect and will continue to be in effect for 150 days after the Termination Date or until shareholders approve the New Sub-Advisory Agreement (as defined below), whichever occurs first (unless terminated sooner in accordance with its terms). At the meeting held on July 29, 2008, the Board, including a majority of the Independent Trustees, also approved, subject to shareholder approval, a new investment sub-advisory agreement among the Fund, the Advisor and Confluence (the "New Sub-Advisory Agreement"), and recommended it be submitted to shareholders for their approval.

CONFLUENCE INVESTMENT MANAGEMENT LLC

         General and Organizational Information

         Confluence, located at 349 Marshall Avenue, Suite 302, St. Louis, Missouri 63119, is a recently formed registered investment advisor. The investment professionals at Confluence have over 50 years of aggregate portfolio management experience. As indicated below, three of these professionals, who are currently serving as portfolio managers of the Fund, also previously served as portfolio managers to the Fund while they were employed by the Prior Sub-Advisor. Confluence provides portfolio investment management and advisory services to both institutional and individual clients. As of August 1, 2008, Confluence managed or supervised over $500 million in assets.

         Confluence was organized as a Delaware limited liability company in December 2007. Currently three members, Brian N. Hansen, Mark A. Keller and Tortoise Capital Advisors, L.L.C. ("Tortoise L.L.C."), each own interests of 25% or more in Confluence. Certain additional members of the management team of Confluence each own interests in Confluence. Tortoise L.L.C., a Delaware limited liability company organized in 2002, is an investment advisor located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. FCM Tortoise, L.L.C. ("FCM L.L.C.") and Kansas City Equity Partners L.C. ("Kansas City L.C.") control Tortoise L.L.C. through their equity ownership and management rights in Tortoise L.L.C. Kansas City L.C. and FCM L.L.C. have no operations and serve as holding companies. Each of the five Managing Directors of Tortoise L.L.C. own an equity interest in either Kansas City L.C. or FCM L.L.C.

         The following chart lists the directors and principal executive officers of Confluence and their business addresses and principal occupations:

------------------------------  ------------------------------------   -------------------------------------------------
                                                                              POSITION(S) WITH CONFLUENCE AND
            NAME                              ADDRESS                               PRINCIPAL OCCUPATION
------------------------------  ------------------------------------   -------------------------------------------------
Mark A. Keller                  349 Marshall Avenue, Suite 302,        Member, Director, Chief Executive Officer,
                                St. Louis, Missouri 63119              Chief Investment Officer and Portfolio Manager
------------------------------  -------------------------------------  -------------------------------------------------
Brian N. Hansen                 349 Marshall Avenue, Suite 302,        Member, Director, President and Chief Operating
                                St. Louis, Missouri 63119              Officer
------------------------------  ------------------------------------   -------------------------------------------------
David J. Schulte                11550 Ash Street, Suite 300,           Director (Confluence); Manager (Tortoise L.L.C.)
                                Leawood, Kansas 66211
------------------------------  ------------------------------------  --------------------------------------------------
David B. Miyazaki               349 Marshall Avenue, Suite 302,       Senior Vice President and Portfolio Manager
                                St. Louis, Missouri 63119
------------------------------  ------------------------------------  --------------------------------------------------
Daniel T. Winter                349 Marshall Avenue, Suite 302,       Senior Vice President and Portfolio Manager
                                St. Louis, Missouri 63119
------------------------------  ------------------------------------  --------------------------------------------------
Patricia A. Dahl                349 Marshall Avenue, Suite 302,       Senior Vice President and Portfolio Manager
                                St. Louis, Missouri 63119
------------------------------  ------------------------------------  --------------------------------------------------
Joseph J. Hanzlik               349 Marshall Avenue, Suite 302,       Senior Vice President, Chief Financial Officer
                                St. Louis, Missouri 63119             and Chief Compliance Officer
------------------------------  ------------------------------------  --------------------------------------------------

         Portfolio Manager Information

         The portfolio managers identified below are currently responsible for the day-to-day management of the Fund's portfolio pursuant to the Interim Sub-Advisory Agreement. In addition, they served as portfolio managers to the Fund from the time of the Fund's inception until May 2008 while they were portfolio managers with the Prior
Sub-Advisor. It is expected that they will continue to act as the Fund's portfolio managers if shareholders approve the New Sub-Advisory
Agreement.

         Mark A. Keller. Mark Keller is Member and Director of, and the Chief Executive Officer and Chief Investment officer of, Confluence. From 1994 to May 2008, Mr. Keller was the Chief Investment Officer of Gallatin and its predecessor organization, A.G. Edwards Asset Management, the investment arm of A.G. Edwards. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department ("Securities Research") from 1979 to 1994. During his last five years in Securities Research, Mr. Keller served as equity strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin, and was a member of the Board of Directors of both companies.

         David B. Miyazaki. David Miyazaki is a Senior Vice President and portfolio manager of Confluence. Prior to joining Confluence in May 2008, Mr. Miyazaki served as a portfolio manager and analyst with Gallatin. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. In addition to acting as portfolio manager to the Fund, he co-managed A.G. Edwards' exchange-traded fund based asset allocation program. Mr. Miyazaki also served as a member of the A.G. Edwards Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a portfolio manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an investment analyst at Prudential Capital Group in Dallas, Texas, and as a bond trader at Barre & Company, also in Dallas.

         Daniel T. Winter. Daniel Winter is a Senior Vice President and portfolio manager of Confluence. Prior to joining Confluence in May 2008, Mr. Winter served as a portfolio manager and analyst with Gallatin. While with Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. In addition, he was a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as portfolio manager for A.G. Edwards Trust Co.

   Certain Transactions Involving Confluence, First Trust Advisors and
                       First Trust Portfolios L.P.

         On May 7, 2008, First Trust Portfolios L.P. ("First Trust Portfolios") paid $200,000 for an equity ownership interest in Confluence. On June 30, 2008, First Trust Portfolios and Confluence agreed to convert such equity ownership interest into debt. Accordingly, First Trust Portfolios currently holds a promissory note from Confluence with a stated principal amount of $200,000, an annual interest rate of 3.20% and a stated maturity date of June 30, 2015.

         On August 25, 2008, Confluence and First Trust Advisors entered into an agreement pursuant to which Confluence will provide certain financial advisory services to First Trust Advisors for an annual fee of $430,000. In addition, First Trust Advisors and Confluence entered into an agreement as of May 7, 2008 pursuant to which Confluence assists in providing sub-portfolio supervisory services to certain unit investment trusts sponsored by First Trust Portfolios for an annual fee based on $0.002 per unit.

         James A. Bowen is a Trustee of the Fund and an "interested person" of the Fund as that term is defined in the 1940 Act (the "Interested Trustee"). Mr. Bowen is President of the Fund, President of First Trust Advisors and President of First Trust Portfolios. He also holds an indirect interest in First Trust Advisors and First Trust Portfolios by virtue of his ownership interest in Grace Partners of DuPage L.P., the limited partner of such entities.

THE INTERIM SUB-ADVISORY AGREEMENT

         The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement (except that, along with applicable names and contact information for Confluence, a different effective date and term have been included, a provision that is no longer relevant concerning reimbursement by the sub-advisor for certain organizational costs and offering costs has been deleted, and a provision that the sub-advisor will assist in the valuation of portfolio securities has been added) and the New Sub-Advisory Agreement (except that, along with the new Fund name, a different effective date and term have been included).

         The Interim Sub-Advisory Agreement is currently in effect and will continue to be in effect for 150 days after the termination of the Prior Sub-Advisory Agreement or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first (unless terminated sooner in accordance with its terms). If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund, which might include seeking approval of a new sub-advisory agreement or taking any other steps deemed appropriate by the Board. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon sixty days' written notice.

         The rate of compensation paid under the Interim Sub-Advisory Agreement is the same as that paid under the Prior Sub-Advisory
Agreement.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND PRIOR SUB-ADVISORY AGREEMENT

         The terms of the Fund's New Sub-Advisory Agreement, including fees payable to the Sub-Advisor by the Advisor thereunder, are substantially similar to those of the Fund's Prior Sub-Advisory
Agreement, except for the effective date and the differences noted below under "Advisory Services," "Fees" and "Continuance."

         Below is a brief comparison of certain terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. For a more complete understanding of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement provided in Appendix A hereto. The summary below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreement.

         Advisory Services. The advisory services to be provided by Confluence to the Fund under the New Sub-Advisory Agreement will be very similar to those advisory services provided by the Prior Sub-Advisor under the Prior Sub-Advisory Agreement. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-advisor will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Board and the Advisor. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the sub-advisor is required to monitor the Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. In addition, under the New Sub-Advisory Agreement, the sub-advisor will assist in the valuation of portfolio securities held by the Fund as requested by the Advisor or the Fund.

         Brokerage. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the sub-advisor to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and directs the sub-advisor to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

         Fees. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor pays the sub-advisor a portfolio management fee on a monthly basis. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that for services provided and expenses assumed, the Advisor will pay the sub-advisor a fee equal to the annual rate of 0.50% of the Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability. Under the Prior Sub-Advisory Agreement, the sub-advisor agreed to pay the Advisor one-half of certain organizational costs and offering costs; however, given that these costs have been fully paid, the New Sub-Advisory Agreement does not contain a similar provision.

         Payment of Expenses. As was the case under the Prior
Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the sub-advisor agrees to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

         Limitation on Liability. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the sub-advisor will not be liable for, and the Fund and the Advisor will not take any action against the sub-advisor to hold the sub-advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the performance of the sub-advisor's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

         Continuance. The Prior Sub-Advisory Agreement provided that it would be in effect for an initial term from February 20, 2008 until June 30, 2009 and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire two years after the date shareholders approve the New Sub-Advisory Agreement, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act.

         Termination. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination at any time without the payment of any penalty by the Advisor or the sub-advisor upon 60 days' written notice to the other parties, and also provides for termination by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the sub-advisor without the payment of any penalty.

         In addition, the Prior Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, by the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that the sub-advisor or any officer or director of the sub-advisor has taken any action that results in a breach of the material covenants of the sub-advisor set forth in the Agreement.

CERTAIN AMOUNTS PAID DURING FUND'S FIRST FISCAL YEAR

         The Fund's first fiscal year ended November 30, 2007. As of such date, the aggregate fees paid by the Advisor to the Prior Sub-Advisor were: (i) $424,765 under the May 2007 Sub-Advisory Agreement; and (ii) $493,297 under the October 2007 Interim Sub-Advisory Agreement. In addition, during its first fiscal year, the Fund paid to A.G. Edwards & Sons, Inc. an aggregate amount of brokerage commissions equal to $8,894.04 (which represented 1.75% of the Fund's aggregate brokerage commissions paid during that time period).

BOARD CONSIDERATIONS

         The Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, the Advisor and Confluence at a meeting held on July 29, 2008. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund.

         On June 2, 2008, Gallatin notified the Fund and the Advisor of its resignation as sub-advisor to the Fund, effective July 31, 2008 (the "Resignation"). Gallatin indicated that, following personnel changes within its equity team, it had conducted an internal review of its capabilities and resources and determined that it was in the best interests of Fund shareholders and Gallatin to resign. The Advisor immediately notified the Board and thereafter conducted a review of potential sub-advisors to replace Gallatin. The Board considered that pursuant to the 1940 Act, any sub-advisory agreement with a replacement sub-advisor would require shareholder approval prior to such sub-advisor assuming its duties. In light of the short amount of time available to the Fund and the Advisor to find a suitable replacement for Gallatin and to obtain shareholder approval of a new sub-advisory agreement, the Advisor worked with Fund counsel to obtain a "no-action letter" from the staff of the SEC. The "no-action letter" received on July 11, 2008 stated that the staff would not recommend enforcement action to the SEC against the Fund, the Advisor and any successor sub-advisor if the Fund and the Advisor were to enter into an interim sub-advisory agreement without first obtaining shareholder approval to cover the period while shareholder approval of a new sub-advisory agreement was sought.

         Between the time the Fund and the Advisor received notice of the Resignation and the July 29, 2008 special Board meeting, the Advisor determined that two potential sub-advisors should be presented to the Board for consideration as the successor sub-advisor. One of these candidates - Confluence - employed three former Gallatin employees who had served as the original portfolio managers of the Fund and managed the Fund until they left Gallatin in May 2008. Prior to the meeting, each potential sub-advisor provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. At the meeting, representatives from Confluence and the other potential sub-advisor made presentations to the Board and responded to questions. The Board then discussed the presentations and the materials provided. The Advisor recommended that Confluence be selected as successor sub-advisor. The Independent Trustees then met separately with their independent legal counsel to discuss the information provided by the two potential sub-advisors and the Advisor. Based on their consideration of all the information received, the Trustees appointed Confluence as the interim sub-advisor to the Fund, pursuant to the Interim Sub-Advisory Agreement, effective August 1, 2008. Also at the special meeting, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval. The Board noted that the Advisor and Confluence had agreed to bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

         To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Confluence responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Confluence (including the relevant personnel responsible for these services and their experience, including their experience as former portfolio managers for the Fund); the sub-advisory fee for the Fund as compared to fees charged to other clients of Confluence; the potential for economies of scale, if any; financial data on Confluence; any fall-out benefits to Confluence; and information on Confluence compliance program. The Board applied its business judgment to determine whether the arrangements between the Fund, the Advisor and Confluence are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

         In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Confluence under the Agreements. The Board noted Confluence's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund. The Board noted that the proposed portfolio managers had previously managed the Fund as portfolio managers at Gallatin and considered the benefits of maintaining continuity in the management of the Fund. The Board considered, in particular, the performance of the Fund during a very difficult market for financial services companies when the Fund was managed by the proposed portfolio managers. The Board considered the support and assistance provided by one of the major investors in Confluence and its experience as a registered investment advisor. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Confluence under the Agreements are expected to be satisfactory.

         The Board considered the sub-advisory fees to be paid under each Agreement, noting that they would be the same as the fees paid under the current Sub-Advisory Agreement. The Board considered the proposed sub-advisory fee and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to Confluence would be paid by the Advisor from its advisory fee. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Confluence under the Agreements.

         The Board considered that Confluence was unable to estimate the profitability of the Agreements to Confluence, but the Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Confluence, and that Confluence would be paid by the Advisor. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board also considered the fall-out benefits expected to be realized by Confluence from its relationship with the Fund. The Board noted that Confluence will not utilize soft dollars in connection with its management of the Fund's portfolio.

         Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

         To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. If you need any assistance, or have any questions regarding the proposal or how to vote your Shares, call your Fund's proxy solicitor, The Altman Group, at (866) 530-8634 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

                          ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISOR

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund's investment advisor.

INFORMATION ABOUT THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

         PNC acts as the Fund's administrator, accounting agent and transfer agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PNC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PNC provides other services through its own subsidiary business units.

BENEFICIAL OWNERSHIP

         As indicated above, James A. Bowen is the Interested Trustee of the Fund. The Independent Trustees of the Fund are: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. As of August 20, 2008, none of the Trustees or officers of the Fund beneficially owned any Shares of the Fund.

         According to Schedule 13G filed with the SEC on June 17, 2008, Old Lane Hedge Fund GP, LLC; Old Lane Partners, LP; Old Lane, LP; Old Lane Partners GP, LLC; Old Lane Holdings, LP; and Old Lane Holdings GP, LLC (collectively the "Old Lane Reporting Persons") reported that the Old Lane Reporting Persons beneficially owned, and had shared voting power and shared dispositive power over, 834,680 Shares, representing 5.9% of the Shares of the Fund outstanding. The principal business address of the Old Lane Reporting Persons is 500 Park Avenue, 2nd Floor, New York, New York 10022.

         As of August 20, 2008, except as stated in the paragraph immediately above, the Fund has no knowledge as to beneficial ownership of more than 5% of the Fund's outstanding Shares by any single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")). Information as to beneficial ownership is based solely on reports filed with the SEC by holders.

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2009, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund not later than November 19, 2008. Shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act should be sent to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. A shareholder proposal submitted in accordance with the Fund's By-Laws should be submitted as described below.

         Under the Fund's By-Laws, any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed to and received at the principal executive offices of the Fund not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Shareholder Notices should be sent to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attention: W. Scott Jardine.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

         The fiscal year end for the Fund is November 30.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of the Fund. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                 OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

_____________, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL
OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN
GROUP, AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                   This page intentionally left blank.

                                                                   APPENDIX A


              FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT made as of this [__] day of [________], 2008 by and among First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Confluence Investment Management LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").

         WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

         WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

         WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

          2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's initial registration statement on Form N-2 (File No. 333-141457) as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing, and (d) assist in the valuation of portfolio securities held by the Fund as requested by the Manager or the Fund. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

         The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

         In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable, and neither the Fund nor the Manager shall object to any such fair and equitable allocation. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

         The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

         The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. However, no such policy or procedure shall be binding on the Sub-Adviser unless it is communicated to the Sub-Adviser in writing.

         The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be knowingly purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

                   (a) will use the same degree of skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities under the Investment Advisers Act of 1940;

                   (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

                   (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

                   (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably agreed to by the parties and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

          3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

          4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

          5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

         For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

          6. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

          7. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          8. Term; Termination; Amendment. This Agreement shall become effective on [__________] (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until [__________] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

         This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

         The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

         Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

          9. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

         10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

  If to the Manager or the Fund:          If to the Sub-Adviser:

  First Trust Specialty Finance and       Confluence Investment Management LLC
  Financial Opportunities Fund            349 Marshall Avenue, Suite 302
  First Trust Advisors L.P.               St. Louis, Missouri  63119
  1001 Warrenville Road, Suite 300        Attention:  Brian N. Hansen, President
  Lisle, Illinois  60532
  Attention:  Secretary

         11. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

         14. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

         15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

         16. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

         17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

         IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                 CONFLUENCE INVESTMENT MANAGEMENT LLC



By___________________________________     By____________________________________
     Title:__________________________         Title:____________________________



FIRST TRUST SPECIALTY FINANCE AND
    FINANCIAL OPPORTUNITIES FUND



By_________________________________
     Title:________________________

                   This page intentionally left blank.

                            PROXY CARD
                   SPECIAL SHAREHOLDER MEETING
  FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
  (FORMERLY KNOWN AS FIRST TRUST/GALLATIN SPECIALTY FINANCE AND
                  FINANCIAL OPPORTUNITIES FUND)


PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Proxy - FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING ON NOVEMBER 17, 2008

The undersigned holder of shares of the First Trust Specialty Finance and Financial Opportunities Fund, formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of counsel to the Fund, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 4:00 p.m. Central time on the date indicated above, and any adjournments and postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated [DATE], and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
(FORMERLY KNOWN AS FIRST TRUST/GALLATIN SPECIALTY FINANCE AND
FINANCIAL OPPORTUNITIES FUND)

MR. A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


Using a BLACK INK pen, mark your
votes with an X as shown in this
example. Please do not write
outside the designated areas.          [X]

           ---------------------------------------------------
                        Special Meeting Proxy Card
           ---------------------------------------------------


         PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
                 BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
 -----------------------------------------------------------------------------


A Proposal -- The Board of Trustees recommends a vote FOR the Proposal.

                                                        For    Against   Abstain
1. Approval of New Investment Sub-Advisory Agreement    [ ]      [ ]       [ ]

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

B   Non-Voting Items

Change of Address -- Please print new address below.

Comments -- Please print your comments below.


C Authorized Signature(s) -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

----/----/----

Signature 1 -- Please keep signature within the box.

---------------------------------------

Signature 2 -- Please keep signature with the box.

----------------------------------------